SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

EP MedSystems, Inc.

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

0-28260	22-3212190
(Commission File Number)	(IRS Employer Identification No.)

575 Route 73 North, Bldg. D

West Berlin, New Jersey 08091

(Address of Principal Executive Offices and Zip Code)

(856) 753-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

The Company granted David I. Bruce, President and Chief Executive Officer of EP MedSystems, Inc., pursuant to the terms of his employment arrangement with the Company, an option to purchase 200,000 shares of the Company’s common stock at a price of $1.34. The option has a life of 10 years and vests subject to satisfying performance criteria for the 2007 and 2008 fiscal years.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits: None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP MedSystems, Inc.

	By	/s/ Matthew C. Hill
Date: November 22, 2006		Matthew C. Hill
Chief Financial Officer